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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 28, 1998


                           __________________________

                          BORLAND INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                           __________________________
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


        DELAWARE                     33-80946         94-2895440
(State or other jurisdiction       (Commission       (IRS Employer
    of incorporation)              File Number)    Identification No.)

                           __________________________


            100 BORLAND WAY, SCOTTS VALLEY, CALIFORNIA  95066-3249
             (Address of principal executive offices)   (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (408) 431-1000


                           __________________________


                                 Not applicable
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     On January 28,1998, Borland International Inc.("Borland" and "the Company") reported financial results for its fiscal year 1998 third quarter and nine months ended December 31, 1997. As announced earlier, beginning January 1, 1998, Borland changed to a calendar fiscal year from a fiscal year beginning April 1. As a result of this change, Borland's fiscal year 1998 was a three-quarter fiscal year ending December 31, 1997.
     For the quarter, the Company had net revenues of $43,015,000 compared with net revenues of $36,756,000 for the third quarter of the previous fiscal year, an increase of 17 percent. Net revenues for the nine months ended December 31, 1997 were $127,485,000 compared with net revenues of $114,208,000 for the nine months ended December 31, 1996, an increase of 12 percent.

     The Company recorded net income of $2,826,000 for the third quarter, resulting in basic and diluted earnings per share of $0.07 and $0.06, respectively. Borland reported a net loss of $29,371,000, or a net loss of $0.81 per share, for the same quarter a year ago.

     For the nine months ended December 31, 1997, the Company recorded net income of $4,423,000, resulting in basic and diluted earnings per share of $0.10. For the nine months ended December 31, 1996, Borland reported a net loss of $65,490,000, or a net loss of $1.80 per share.


ITEM 7.  EXHIBITS.

(a)  Financial statements of business acquired.

      Not applicable.

(b)  Financial information.

      Not applicable.


(c)  Exhibits.


EXHIBIT NO.      DESCRIPTION
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   99.1          Press Release issued January 28, 1998.

                      The exhibit hereto is incorporated by reference in its entirety into this Current Report on Form 8-K.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         BORLAND INTERNATIONAL, INC.



Date:  January 28, 1998                  By:  /s/ Kathleen M. Fisher
                                            ----------------------------------
                                                Kathleen M. Fisher
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                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
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   99.1          Press Release issued January 28, 1998